Exhibit 99.3
Last Updated          10/25/2007
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2007

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$4	$75	$204		$284	$27
2	Pinnacle West Energy	—	—	—		—	—
3	APS Energy Services	1	(1)	2		1	2
4	SunCor	8	—	(2)		6	(41)
5	El Dorado	(2)	—	(3)		(5)	(3)
6	Parent Company	5	5	—		9	3

7	Income From Continuing Operations	16	79	201	—	295	(12)

	Income (Loss) From Discontinued Operations — Net of Tax
8	Silverhawk	—	—	—		—	—
9	SunCor	1	—	8		9	7
10	NAC	—	—	—		—	—

11	Total	1	—	8	—	9	7

12	Net Income	$17	$79	$209	$—	$304	$(5)

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

13	Arizona Public Service	$0.04	$0.75	$2.03		$2.82	$0.25
14	Pinnacle West Energy	—	—	—		—	—
15	APS Energy Services	0.01	(0.01)	0.01		0.01	0.02
16	SunCor	0.09	—	(0.02)		0.07	(0.40)
17	El Dorado	(0.02)	—	(0.03)		(0.05)	(0.03)
18	Parent Company	0.04	0.04	—		0.08	0.02

19	Income From Continuing Operations	0.16	0.78	1.99	—	2.93	(0.14)

	Income (Loss) From Discontinued Operations — Net of Tax
20	Silverhawk	—	—	—		—	—
21	SunCor	—	—	0.08		0.09	0.06
22	NAC	—	—	—		—	—

23	Total	—	—	0.08	—	0.09	0.06

24	Net Income	$0.16	$0.78	$2.07	$—	$3.02	$(0.08)

25	BOOK VALUE PER SHARE	$34.45	$34.13	$35.55 *		$35.55 *	1.48

	COMMON SHARES OUTSTANDING (Thousands)
26	Average — Diluted	100,622	100,779	100,829		100,767	1,044
27	End of Period	100,115	100,290	100,367		100,367	719

*	Estimate

See Glossary of Terms.	Page 8 of 31

Last Updated          10/25/2007
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2007

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
28	Residential	$246	$335	$574		$1,155	$126
29	Business	264	342	425		1,031	94

30	Total retail	510	677	999	—	2,186	220
	Wholesale revenue on delivered electricity
31	Traditional contracts	5	9	12		26	1
32	Off-system sales	7	10	16		33	(1)
33	Transmission for others	7	7	8		22	3
34	Other miscellaneous services	7	8	9		24	2

35	Total regulated operating electricity revenues	536	711	1,044	—	2,291	225

	MARKETING AND TRADING
36	Electricity and other commodity sales	72	93	99		264	5

37	Total operating electric revenues	$608	$804	$1,143	$—	$2,555	$230

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
38	Residential	2,734	3,287	5,084		11,105	682
39	Business	3,285	4,004	4,426		11,715	323

40	Total retail	6,019	7,291	9,510	—	22,820	1,005
	Wholesale electricity delivered
41	Traditional contracts	175	262	296		733	16
42	Off-system sales	243	310	478		1,031	(78)
43	Retail load hedge management	117	254	529		900	(350)

44	Total regulated electricity	6,554	8,117	10,813	—	25,484	593

	MARKETING AND TRADING
45	Wholesale sales of electricity	2,057	2,606	3,623		8,286	(4,379)

46	Total electric sales	8,611	10,723	14,436	—	33,770	(3,786)

See Glossary of Terms.	Page 9 of 31

Last Updated          10/25/2007
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2007

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	POWER SUPPLY ADJUSTOR (“PSA”) — REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

47	Deferred fuel and purchased power regulatory asset — beginning balance	$160	$118	$137		$160	$(13)
48	Deferred fuel and purchased power costs — current period	25	104	69		198	(27)
49	Regulatory disallowance	—	(14)	—		(14)	(14)
50	Interest on deferred fuel	2	1	2		5	(1)
51	Amounts recovered through revenues	(69)	(72)	(58)		(199)	(4)

52	Deferred fuel and purchased power regulatory asset — ending balance	$118	$137	$150	$—	$150	$(59)

	MARKETING AND TRADING PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
53	Electricity and other commodity sales, realized (a)	$12	$22	$6		$46	$10
54	Mark-to-market reversals on realized sales (a) (b)	(8)	1	(3)		(13)	(10)
55	Change in mark-to-market value of forward sales	10	(6)	2		5	6

56	Total gross margin	$14	$17	$5	$—	$38	$6

	By Pinnacle West Entity

57	APS	$(1)	$7	$—		$7	$(1)
58	Pinnacle West	10	9	1		21	5
59	APS Energy Services	5	1	4		10	2
60	Pinnacle West Energy	—	—	—		—	—

61	Total gross margin	$14	$17	$5	$—	$38	$6

Future Marketing and Trading Mark-to-Market Realization
As of September 30, 2007, Pinnacle West had accumulated net mark-to-market gains of $10 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2007, $3 million; 2008, $2 million; and thereafter, $5 million.

(a)	Net effect on pretax gross margin from realization of prior-period mark-to-market included in line 53 and in line 54 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 53 are included in line 54. For example, line 54 shows that a prior-period mark-to-market gain of $3 million was transferred to “realized” for the third quarter of 2007. A $3 million realized gain is included in the $6 million on line 53 for the third quarter of 2007.

(b)	Quarterly amounts do not total to annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 10 of 31

Last Updated          10/25/2007
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2007

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
62	Residential	965,428	962,095	963,874		963,799	31,558
63	Business	118,649	119,792	120,918		119,786	4,991

64	Total	1,084,077	1,081,887	1,084,792	—	1,083,585	36,549
65	Wholesale customers	63	62	61		62	(14)

66	Total customers	1,084,140	1,081,949	1,084,853	—	1,083,647	36,535

67	Customer growth (% over prior year)	3.8%	3.5%	3.2%		3.5%	(1.0)%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

68	Residential	2,648	3,214	4,805		10,667	297
69	Business	3,228	3,977	4,371		11,576	164

70	Total	5,876	7,191	9,176	—	22,243	461

	RETAIL USAGE (KWh/Average Customer)

71	Residential	2,832	3,417	5,275		11,522	341
72	Business	27,687	33,425	36,601		97,797	(1,441)

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

73	Residential	2,743	3,340	4,985		11,067	(57)
74	Business	27,204	33,202	36,152		96,644	(2,768)

	ELECTRICITY DEMAND (MW)

75	System peak demand	4,781	6,982	7,545		7,545	(107)

See Glossary of Terms.	Page 11 of 31

Last Updated          10/25/2007
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2007

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	ENERGY SOURCES (GWH)

	Generation production
76	Nuclear	2,299	1,846	2,218		6,363	1,243
77	Coal	3,164	3,265	3,563		9,992	153
78	Gas, oil and other	1,151	1,517	2,479		5,147	(609)

79	Total generation production	6,614	6,628	8,260	—	21,502	787

	Purchased power
80	Firm load	278	1,676	2,521		4,475	408
81	Marketing and trading	2,262	3,055	4,469		9,786	(4,756)

82	Total purchased power	2,540	4,731	6,990	—	14,261	(4,348)

83	Total energy sources	9,154	11,359	15,250	—	35,763	(3,561)

	POWER PLANT PERFORMANCE

	Capacity Factors
84	Nuclear	94%	75%	89%		86%	17%
85	Coal	84%	86%	93%		88%	1%
86	Gas, oil and other	16%	21%	34%		24%	(2)%
87	System average	50%	49%	61%		52%	1%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day) (a)
88	Nuclear	57	266	22		115	(204)
89	Coal	203	189	79		156	(11)
90	Gas	267	405	147		273	131

91	Total	527	860	248	—	544	(84)

(a)	Includes planned and unplanned outages

See Glossary of Terms.	Page 12 of 31

Last Updated          10/25/2007
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2007

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
92	Palo Verde	$54.62	$64.64	$69.26		$62.84	$4.73
93	SP15	$60.02	$68.75	$68.84		$65.87	$4.00
	Off-Peak
94	Palo Verde	$42.06	$41.46	$37.03		$40.18	$3.93
95	SP15	$45.86	$46.14	$41.23		$44.41	$5.59

	WEATHER INDICATORS

	Actual
96	Cooling degree-days	172	1,708	2,686		4,566	328
97	Heating degree-days	589	8	—		597	129
98	Average humidity	36%	18%	30%		29%	3%
	10-Year Averages
99	Cooling degree-days	97	1,557	2,544		4,198	—
100	Heating degree-days	513	31	—		544	—
101	Average humidity	42%	22%	32%		32%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b) (d)
102	Single-family	7,017	7,447	3,816		18,280	(3,765)
103	Multi-family	4,131	3,573	1,982		9,686	1,789

104	Total	11,148	11,020	5,798	—	27,966	(1,976)

	Arizona Job Growth (c) (d)
105	Payroll job growth (% over prior year)	4.1%	3.3%	2.8%		3.5%	(2.1)%
106	Unemployment rate (%, seasonally adjusted)	4.0%	3.7%	3.7%		3.8%	(0.3)%

Sources:

(a)	Average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	Economic indicators reflect periods ended August 31, 2007 (latest available data).

See Glossary of Terms.	Page 13 of 31